OPPENHEIMER GLOBAL FUND
ANNUAL REPORT SEPTEMBER 30, 1996

[PHOTO]

"We have ambitious
long-term goals,
so we need our
investments
to grow over
time."

[OPPENHEIMER LOGO]

                                      NEWS

                                BEAT THE AVERAGE

Cumulative Total Return for the
3-Year Period Ended 9/30/96:

Oppenheimer Global Fund
Class A (at net asset value)(1)

47.15%

Lipper Global Funds Average for 75
Funds for the 3-Year Period Ended 9/30/96(3)

36.90%

THIS FUND IS FOR PEOPLE WHO WANT TO TAKE
ADVANTAGE OF OUTSTANDING GROWTH OPPORTUNITIES
THE WORLD OVER.

HOW YOUR FUND IS MANAGED

Oppenheimer Global Fund looks for outstanding growth opportunities around the world. The Fund's managers search out companies that stand to benefit from one or more key global trends, such as telecommunications expansion, emerging consumer markets, infrastructure development, and global integration. The Fund has the flexibility to invest in companies in developed markets as well as those in emerging markets that hold huge potential demand for goods and services of the industrialized world.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/96 were 12.98% for Class A shares and 12.07% for Class B shares. Cumulative total return at net asset value for Class C shares since inception on 10/2/95 was 12.34%.(1)

        Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5- and 10-year periods ended 9/30/96 were 6.49%, 9.33% and 12.26%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 8/17/93 were 7.07% and 13.05%, respectively. For Class C shares, cumulative total return since inception on 10/2/95 was 11.34%.(2)

OUTLOOK

"Although it is difficult to forecast investment performance over short periods of time, we are quite optimistic over the next few years. We think that as the world evolves towards a truly global stock market, a bottom-up, global theme-oriented investment style, such as that employed by this Fund, should do very well."

                                                  Bill Wilby, Portfolio Manager
                                                             September 30, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 9/30/95, 9/30/91 and 9/30/86, after deducting the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 12/22/69. The Fund's maximum sales charge rate for Class A shares was higher during a portion of some of the periods shown, and actual investment results will be different as a result of the change. Class B returns show results of hypothetical investments on 9/30/95 and 8/17/93 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns show results of a hypothetical investment on 10/2/95 (inception of class), after the deduction of the 1% contingent deferred sales charge. An explanation of the different total returns is in the Fund's prospectus.

3. Source: Lipper Analytical Services. The average is shown for comparative purposes only. Oppenheimer Global Fund is characterized by Lipper as a global fund. Lipper performance does not take sales charges into consideration. The Fund was not managed or offered as a "global" fund prior to 1987, but held foreign securities in its portfolio prior to becoming a global fund.

2  Oppenheimer Global Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Global Fund

DEAR SHAREHOLDER,

While most of the world's markets have lagged the amazing growth of domestic stocks this year, we believe the time is right for them to catch up. This belief, coupled with the strong though at times unpredictable performance of the U.S. market over the period, makes a compelling case for global funds, which typically invest in a combination of domestic and foreign securities.

        Over the past six months, the U.S. stock market has shown investors just how resilient it can be. During this summer, the Dow declined nearly 10%, only to soar to record highs in the fall. As a result, stock valuations are now high, indicating that this bull market could be nearing the top of the mountain. However, due to solid corporate profits, low inflation, and stabilized interest rates, we remain optimistic that this market has enough strength to advance through 1997.

        While we've been pleased with earnings in the U.S. market, we believe now is the time to focus on good opportunities abroad. Why? Analysts estimate earnings in North America for 1996 will be up about 8% by the end of this year. Across the rest of the globe, however, they predict corporate earnings will increase by almost 40%, with the potential for an additional 17% gain in 1997. In fact, particularly in Europe, we're seeing a trend in corporate restructuring, including downsizing, outsourcing and spinoffs.

        As for economic growth in developing countries, Brazil has emerged as a dominant player in 1996, and we believe it has great potential for the coming years. In general, the spending power of the population in developing countries keeps growing. For the first time, a substantial number of individuals are buying consumer products, including motorcycles, TVs and cars.

        Additionally, there has been a turnabout in Japan. After a five-year recession, the Japanese economy recently began to recover, unearthing numerous investment opportunities. Furthermore, around the world, there has been a significant move toward capitalism. Right now, the wealth of the world is built on the combined spending power of 700 million people. However, as the 4.5 billion people who live in developing countries become more capitalistic, we will undoubtedly see a chain reaction which may revitalize a number of industries that cater to the consumer.

        Despite this pickup in global economic growth, inflation has remained low. Moreover, many European governments are now concentrating on balancing their budgets in anticipation of a European monetary union. So, it is reasonable to expect global interest rates to remain low into 1997. In the end, all these changes bode well for global stock markets and economies.

        Because investing abroad involves greater risk and expenses, including political and economic uncertainties, currency rate fluctuations and liquidity restrictions, it should be undertaken with a long-term approach in mind. That said, we're confident that by diversifying your investments throughout the world, you should be well positioned to participate in any economic environment.

        Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/ BRIDGET A. MACASKILL
--------------------------
Bridget A. Macaskill


October 21, 1996

3  Oppenheimer Global Fund

Q  WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

Q+A

[PHOTO]

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED OVER THE PERIOD?

The past six months have been difficult for foreign markets in general. However, despite many uncertainties around the world, many foreign markets have shown signs of improvement. As a result, Global Fund was ranked 59th out of 151 funds in its category rated by Lipper Analytical Services for the 1-year period ended 9/30/96.(1)

[PHOTO]

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

Our stock selection has been good overall in our global theme areas, which are telecommunications, emerging consumer markets, infrastructure, capital market development, health care, natural resources, corporate restructuring and efficiency enhancement.

        In particular, we did well with many of our holdings within our natural resources theme--specifically, oil services companies. For example, we had large positions in energy-related companies as oil prices moved higher this year. This rise was due to a simple matter of supply and demand. Heating oil inven-tories have been seasonally low in the U.S., while demand has been stronger than anticipated. Meanwhile, overseas emerging economies' demand for oil continues to grow inexorably while non-OPEC production has slowed.(2)

[PHOTO]

DID ANY INVESTMENTS NOT PERFORM AS YOU HAD EXPECTED?

Though we were pleased with the majority of our holdings, we did have a few disappointments. Some of them centered around our expectations for Japanese stocks. For example, we correctly anticipated the economic recovery in Japan, and more important, the positive impact it would have on corporate earnings there. We also predicted that Japanese interest rates would remain low, which is good news for a depressed economy. Normally these two conditions translate

1. Source: Lipper Analytical Services, 9/30/96. Oppenheimer Global Fund is characterized by Lipper as a global fund. Lipper does not take sales charges into consideration.

2. The Fund's portfolio is subject to change.

4  Oppenheimer Global Fund

FACING PAGE

Top left: Bill Wilby, Portfolio Manager

Top right:Frank Jennings, Member
of Global Investments Team

Bottom: Robert Doll, Executive VP,
Director of Equity Investments

THIS PAGE
Top: George Evans, Member
of Global Investments Team

Bottom: Shanquan Li, Member
of Global Investments Team

A  WE DID WELL WITH MANY OF OUR HOLDINGS WITHIN OUR NATURAL RESOURCE THEME.

into high stock price performance, which we were poised to enjoy; however, in this case it didn't, and the Japanese market declined.

        Another disappointment stemmed from our investment in gold stocks. We believed the price of gold would increase this period for two reasons. First, easier monetary policy in China and Japan should have translated into increased Asian demand for gold. Second, producer forward selling should have exhausted the supply of gold to the market. However, European central banks sold considerably more of their gold holdings than anticipated, which bridged the gap between supply and demand. As a result, the price of gold actually declined.

[PHOTO]

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We continue to focus on selecting companies among our eight global themes; however, there are some particular areas about which we are very confident. In health care, we recently used the sharp decline in the biotechnology sector to add to our biotech holdings in the portfolio. We're focusing on companies that have strong earnings profiles, as well as good R & D pipelines.

        We have also established positions in several European banks, which we feel are at giveaway levels relative to their future earnings potential. We believe European banks are at similar stages in their development as were U.S. banks in 1990-91. By streamlining their operations, as U.S. banks did during that period, they too should benefit. Although restructuring efforts will be more difficult in the highly regulated European environment, we have recently seen concrete signs of movement in that direction.

[PHOTO]

WHAT IS YOUR OUTLOOK FOR THE FUND?

Although it is difficult to forecast investment performance over short periods of time, we are quite optimistic over the next few years. We think that as the world evolves towards a truly global stock market, a bottom-up, global theme-oriented investment style, such as that employed by this Fund, should do very well. As national economic and financial conditions converge, company-focused stock picking from a global perspective should thrive.

5 Oppenheimer Global Fund

FINANCIALS

--------------------------------------------------
CONTENTS
--------------------------------------------------

Statement of Investments                        7
Statement of Assets and Liabilities            14
Statement of Operations                        15
Statements of Changes in Net Assets            16
Financial Highlights                           17
Notes to Financial Statements                  18
Independent Auditors' Report                   23
Federal Income Tax Information                 24





6  Oppenheimer Global Fund

STATEMENT OF INVESTMENTS   September 30, 1996

                                                                                                                 MARKET VALUE
                                                                                                SHARES           SEE NOTE 1
================================================================================================================================
COMMON STOCKS--97.7%
--------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.3%
--------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.7%                  Minerals Technologies, Inc.                                     585,000           $  21,864,375
--------------------------------------------------------------------------------------------------------------------------------
GOLD--1.2%                       Newmont Mining Corp.                                            750,000              35,437,500
--------------------------------------------------------------------------------------------------------------------------------
METALS--1.4%                     Cia Vale Do Rio Doce, Preference                                692,000              13,724,188
                                 -----------------------------------------------------------------------------------------------
                                 Cia de Minas Buenaventura SA, Sponsored ADR(1)(2)               285,000               5,486,250
                                 -----------------------------------------------------------------------------------------------
                                 Freeport-McMoRan Copper & Gold, Inc., Cl. B                     757,500              23,671,875
                                                                                                                   -------------
                                                                                                                      42,882,313

--------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--12.9%
--------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--1.7%            Autobacs Seven Co. Ltd.                                         140,000              12,356,452
                                 -----------------------------------------------------------------------------------------------
                                 IRSA Inversiones y Representaciones, SA                       3,314,458               9,679,456
                                 -----------------------------------------------------------------------------------------------
                                 Porsche AG, Preference(2)                                        44,100              30,156,268
                                                                                                                   -------------
                                                                                                                      52,192,176

--------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.4%    Resorts World Berhad                                          2,125,000              12,038,584
--------------------------------------------------------------------------------------------------------------------------------
MEDIA--1.1%                      News Corp. Ltd., ADR(1)                                       1,000,000              20,875,000
                                 -----------------------------------------------------------------------------------------------
                                 Reuters Holdings PLC, Series B, ADR                             165,500              11,460,875
                                                                                                                   -------------
                                                                                                                      32,335,875

--------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.6%            PT Matahari Putra Prima                                       3,499,750               3,806,534
                                 -----------------------------------------------------------------------------------------------
                                 Sonae Investimentos                                             489,000              14,187,161
                                                                                                                   -------------
                                                                                                                      17,993,695

--------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--9.1%          adidas AG(1)                                                    600,000              54,679,023
                                 -----------------------------------------------------------------------------------------------
                                 Benetton Group SpA(1)                                         1,602,100              18,051,977
                                 -----------------------------------------------------------------------------------------------
                                 Cifra SA de CV, Unsponsored ADR, B Shares(1)(2)               7,500,000              10,807,500
                                 -----------------------------------------------------------------------------------------------
                                 Circuit City Stores, Inc.                                       466,300              16,845,087
                                 -----------------------------------------------------------------------------------------------
                                 FamilyMart Co.                                                  385,000              17,249,380
                                 -----------------------------------------------------------------------------------------------
                                 Giordano International Ltd.                                  14,160,000              12,451,542
                                 -----------------------------------------------------------------------------------------------
                                 Jusco Co.                                                       600,000              18,262,624
                                 -----------------------------------------------------------------------------------------------
                                 Reebok International Ltd.                                       900,000              31,275,000
                                 -----------------------------------------------------------------------------------------------
                                 Wella AG(1)                                                     120,000              72,459,540
                                 -----------------------------------------------------------------------------------------------
                                 Wolford AG(1)                                                   105,200              26,863,399
                                                                                                                   -------------
                                                                                                                     278,945,072

--------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--17.5%
--------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--2.4%                  Allied Domecq PLC                                             1,999,800              14,006,654
                                 -----------------------------------------------------------------------------------------------
                                 Fomento Economico Mexicano SA, Cl. B,
                                   Sponsored ADR(1)(3)                                         2,600,000               7,972,121
                                 -----------------------------------------------------------------------------------------------
                                 Hellenic Bottling Co., SA                                       230,000               7,826,698
                                 -----------------------------------------------------------------------------------------------
                                 Panamerican Beverages, Inc., Cl. A                              600,000              24,675,000
                                 -----------------------------------------------------------------------------------------------
                                 South African Breweries Ltd.                                    681,300              18,171,913
                                                                                                                   -------------
                                                                                                                      72,652,386


7  Oppenheimer Global Fund

                                                                                                                MARKET VALUE
                                                                                                  SHARES        SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--9.8%           Amgen, Inc.(2)                                                   835,000        $  52,709,375
                                 ---------------------------------------------------------------------------------------------
                                 Astra AB Free, Series A                                          397,800           16,798,226
                                 ---------------------------------------------------------------------------------------------
                                 BioChem Pharma, Inc.(2)                                          700,000           28,087,500
                                 ---------------------------------------------------------------------------------------------
                                 Ciba-Geigy AG                                                     20,000           25,591,321
                                 ---------------------------------------------------------------------------------------------
                                 Eisai Co. Ltd.                                                   800,000           15,227,832
                                 ---------------------------------------------------------------------------------------------
                                 Genzyme Corp.(1)(2)                                            1,354,270           34,533,885
                                 ---------------------------------------------------------------------------------------------
                                 Glaxo Wellcome PLC, Sponsored ADR                              2,000,000           62,250,000
                                 ---------------------------------------------------------------------------------------------
                                 Johnson & Johnson                                                500,000           25,625,000
                                 ---------------------------------------------------------------------------------------------
                                 K-V Pharmaceutical Co., Cl. A(2)(4)                              376,800            4,474,500
                                 ---------------------------------------------------------------------------------------------
                                 K-V Pharmaceutical Co., Cl. B(2)(4)                              264,900            3,112,575
                                 ---------------------------------------------------------------------------------------------
                                 Sanofi SA                                                        400,000           32,798,250
                                                                                                                 -------------
                                                                                                                   301,208,464

------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--4.4%                   Clinica y Maternidad Suizo Argentino(2)(4)(5)                      1,800           15,989,454
                                 ---------------------------------------------------------------------------------------------
                                 Gehe AG                                                          280,000           18,724,615
                                 ---------------------------------------------------------------------------------------------
                                 Quintiles Transnational Corp.(2)(5)                              486,392           32,065,393
                                 ---------------------------------------------------------------------------------------------
                                 Rhoen-Klinikum AG, Preference, Non-vtg.                          144,688           16,126,352
                                 ---------------------------------------------------------------------------------------------
                                 United States Surgical Corp.                                   1,200,000           51,000,000
                                                                                                                 -------------
                                                                                                                   133,905,814

------------------------------------------------------------------------------------------------------------------------------
TOBACCO--0.9%                    B.A.T. Industries PLC                                          3,005,000           19,990,049
                                 ---------------------------------------------------------------------------------------------
                                 Philip Morris Cos., Inc.                                         100,000            8,975,000
                                                                                                                 -------------
                                                                                                                    28,965,049

------------------------------------------------------------------------------------------------------------------------------
ENERGY--7.2%
------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--2.9%                  Coflexip SA, Sponsored ADR(2)(4)                                 681,000           14,811,750
                                 ---------------------------------------------------------------------------------------------
                                 Global Marine, Inc.(2)                                         1,635,000           25,751,250
                                 ---------------------------------------------------------------------------------------------
                                 Transocean Offshore, Inc.                                        501,549           30,719,876
                                 ---------------------------------------------------------------------------------------------
                                 Western Atlas, Inc.(2)                                           300,700           18,718,575
                                                                                                                 -------------
                                                                                                                    90,001,451

------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--4.3%             British Petroleum Co. PLC, ADR(1)                                189,402           23,675,250
                                 ---------------------------------------------------------------------------------------------
                                 Gulf Canada Resources Ltd.(2)                                  2,826,000           17,632,848
                                 ---------------------------------------------------------------------------------------------
                                 Lukoil Oil Co., Sponsored ADR(1)                                 190,300            6,941,059
                                 ---------------------------------------------------------------------------------------------
                                 Renaissance Energy Ltd.(2)                                       285,900            8,384,213
                                 ---------------------------------------------------------------------------------------------
                                 Royal Dutch Petroleum Co.                                        177,100           27,649,737
                                 ---------------------------------------------------------------------------------------------
                                 Total SA, B Shares                                               379,627           29,899,413
                                 ---------------------------------------------------------------------------------------------
                                 Unocal Corp.                                                     454,000           16,344,000
                                                                                                                 -------------
                                                                                                                   130,526,520




8  Oppenheimer Global Fund

                                                                                                               MARKET VALUE
                                                                                          SHARES               SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL--16.9%
-----------------------------------------------------------------------------------------------------------------------------
BANKS--9.2%                      Banco Bradesco SA, Preference                            2,354,116,632         $  19,943,420
                                 --------------------------------------------------------------------------------------------
                                 Banco Frances del Rio de la Plata SA,
                                   Sponsored ADR(1)                                             575,000            15,021,875
                                 --------------------------------------------------------------------------------------------
                                 Banco Latinoamericano de Exportaciones
                                   SA, Cl. E                                                    380,000            21,327,500
                                 --------------------------------------------------------------------------------------------
                                 Bank of East Asia Ltd.(1)                                    3,629,000            13,351,197
                                 --------------------------------------------------------------------------------------------
                                 Barclays PLC                                                 2,025,561            29,767,544
                                 --------------------------------------------------------------------------------------------
                                 Chase Manhattan Corp. (New)                                    300,000            24,037,500
                                 --------------------------------------------------------------------------------------------
                                 Citicorp                                                       300,000            27,187,500
                                 --------------------------------------------------------------------------------------------
                                 HSBC Holdings PLC                                            2,026,155            37,598,935
                                 --------------------------------------------------------------------------------------------
                                 Industrial Credit & Investment Corp. of
                                   India Ltd. (The), GDR(3)                                     872,800             9,709,900
                                 --------------------------------------------------------------------------------------------
                                 Industrial Finance Corp.(4)                                  4,190,099            17,144,507
                                 --------------------------------------------------------------------------------------------
                                 Northern Trust Corp.                                           300,000            19,725,000
                                 --------------------------------------------------------------------------------------------
                                 Philippine National Bank(2)                                    750,000            12,364,208
                                 --------------------------------------------------------------------------------------------
                                 PT Lippo Bank                                                2,454,000             3,805,470
                                 --------------------------------------------------------------------------------------------
                                 Standard Chartered Bank PLC                                  2,884,200            31,406,266
                                                                                                                -------------
                                                                                                                  282,390,822

-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--5.6%      ABN Amro Holding NV                                            300,000            16,639,878
                                 --------------------------------------------------------------------------------------------
                                 American Express Co.                                           400,000            18,500,000
                                 --------------------------------------------------------------------------------------------
                                 Cie Financiere de Paribas, Series A                            500,000            32,162,745
                                 --------------------------------------------------------------------------------------------
                                 First NIS Regional Fund(2)(5)                                1,320,000            13,860,000
                                 --------------------------------------------------------------------------------------------
                                 ING Groep NV                                                   645,947            20,160,478
                                 --------------------------------------------------------------------------------------------
                                 MBNA Corp.                                                     700,000            24,325,000
                                 --------------------------------------------------------------------------------------------
                                 Merrill Lynch & Co., Inc.(1)                                   200,000            13,125,000
                                 --------------------------------------------------------------------------------------------
                                 Societe Generale                                               300,000            33,189,628
                                                                                                                -------------
                                                                                                                  171,962,729

-----------------------------------------------------------------------------------------------------------------------------
INSURANCE--2.1%                  American International Group, Inc.                             200,000            20,150,000
                                 --------------------------------------------------------------------------------------------
                                 National Mutual Asia Ltd.                                   10,000,000             8,793,462
                                 --------------------------------------------------------------------------------------------
                                 Reinsurance Australia Corp. Ltd.                             2,200,000             6,301,391
                                 --------------------------------------------------------------------------------------------
                                 Skandia Forsakrings AB                                       1,000,000            27,674,303
                                                                                                                -------------
                                                                                                                   62,919,156

-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--13.0%
-----------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%       FORE Systems, Inc.(2)                                          250,000            10,343,750
                                 --------------------------------------------------------------------------------------------
                                 LEM Holdings SA(4)                                              25,000             5,803,518
                                 --------------------------------------------------------------------------------------------
                                 Ushio, Inc.                                                  1,200,000            13,683,500
                                                                                                                -------------
                                                                                                                   29,830,768





9  Oppenheimer Global Fund

                                                                                                               MARKET VALUE
                                                                                            SHARES             SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--6.6%        Adecco SA                                                     100,000          $  27,521,838
                                 --------------------------------------------------------------------------------------------
                                 Boskalis Westminster                                        1,255,000             24,499,255
                                 --------------------------------------------------------------------------------------------
                                 Cordiant PLC(2)                                            10,070,000             17,632,639
                                 --------------------------------------------------------------------------------------------
                                 IHC Caland NV                                                 500,000             26,330,401
                                 --------------------------------------------------------------------------------------------
                                 PT Citra Marga Nusaphala Persada                            8,300,000              5,631,057
                                 --------------------------------------------------------------------------------------------
                                 Rentokil Group PLC                                          2,500,000             16,337,519
                                 --------------------------------------------------------------------------------------------
                                 VBH Vereinigter Baubeschlag Handel AG                         298,100              7,383,778
                                 --------------------------------------------------------------------------------------------
                                 WMX Technologies, Inc.                                        515,000             16,930,625
                                 --------------------------------------------------------------------------------------------
                                 WPP Group PLC                                              15,920,000             58,365,435
                                                                                                                -------------
                                                                                                                  200,632,547

-----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--4.1%              Bic Corp.                                                     200,000             26,272,700
                                 --------------------------------------------------------------------------------------------
                                 Bobst Bearers AG                                               12,830             16,682,940
                                 --------------------------------------------------------------------------------------------
                                 Bombardier, Inc., Cl. B                                     1,977,900             28,166,787
                                 --------------------------------------------------------------------------------------------
                                 Hutchison Whampoa Ltd.                                      5,001,000             33,628,785
                                 --------------------------------------------------------------------------------------------
                                 Powerscreen International PLC                               2,580,000             22,164,463
                                                                                                                -------------
                                                                                                                  126,915,675

-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.3%             Brambles Industries Ltd.(1)                                 1,500,000             24,330,457
                                 --------------------------------------------------------------------------------------------
                                 Guangshen Railway Co. Ltd., Sponsored ADR(2)                  750,000             14,250,000
                                                                                                                -------------
                                                                                                                   38,580,457

-----------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--19.6%
-----------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.2%          Rolls-Royce PLC                                            10,000,000             37,424,644
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--0.6%          Cascade Communications Corp.(2)                                69,600              5,672,400
                                 --------------------------------------------------------------------------------------------
                                 QUALCOMM, Inc.(2)                                             329,000             13,982,500
                                                                                                                -------------
                                                                                                                   19,654,900

-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--10.1%         Cap Gemini SA(2)                                              400,000             17,515,133
                                 --------------------------------------------------------------------------------------------
                                 Computer Associates International, Inc.                       300,000             17,925,000
                                 --------------------------------------------------------------------------------------------
                                 First Data Corp.                                              376,000             30,691,000
                                 --------------------------------------------------------------------------------------------
                                 Ines Corp.(1)                                                 600,000             10,828,281
                                 --------------------------------------------------------------------------------------------
                                 Microsoft Corp.(2)                                            200,000             26,375,000
                                 --------------------------------------------------------------------------------------------
                                 Misys PLC                                                   1,260,000             17,177,377
                                 --------------------------------------------------------------------------------------------
                                 Nintendo Co. Ltd.                                           1,545,900             99,242,949
                                 --------------------------------------------------------------------------------------------
                                 Oracle Corp.(2)                                               375,000             15,960,938
                                 --------------------------------------------------------------------------------------------
                                 SAP AG, Preference                                            317,500             53,289,101
                                 --------------------------------------------------------------------------------------------
                                 SAP AG, Sponsored ADR, Series 1996(5)                         350,000             19,687,500
                                                                                                              ---------------
                                                                                                                  308,692,279





10  Oppenheimer Global Fund

                                                                                                                 MARKET VALUE
                                                                                            SHARES               SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--4.1%                Advanced Semiconductor Engineering, Inc., GDR                 641,580           $  4,876,008
                                 --------------------------------------------------------------------------------------------
                                 Intel Corp.                                                   240,000             22,905,000
                                 --------------------------------------------------------------------------------------------
                                 Keyence Corp.                                                 200,000             24,781,141
                                 --------------------------------------------------------------------------------------------
                                 Rohm Co.                                                      204,000             12,876,496
                                 --------------------------------------------------------------------------------------------
                                 SGS-Thomson Microelectronics NV(2)                            700,000             33,162,500
                                 --------------------------------------------------------------------------------------------
                                 Sony Corp.(1)                                                 320,000             20,198,426
                                 --------------------------------------------------------------------------------------------
                                 Taiwan Semiconductor Manufacturing Co.(5)                   3,434,000              6,685,543
                                                                                                                 ------------
                                                                                                                  125,485,114

-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-              Ascend Communications, Inc.(2)                                 87,900              5,812,388
TECHNOLOGY--3.6%                 --------------------------------------------------------------------------------------------
                                 Cisco Systems, Inc.(2)                                        495,400             30,745,763
                                 --------------------------------------------------------------------------------------------
                                 Korea Mobile Telecommunications Corp.                          21,819             25,336,848
                                 --------------------------------------------------------------------------------------------
                                 Millicom International Cellular SA(2)                         600,000             24,225,000
                                 --------------------------------------------------------------------------------------------
                                 Millicom, Inc.(2)                                             207,000                     --
                                 --------------------------------------------------------------------------------------------
                                 Telecom Italia Mobile SpA(1)                               10,918,200             24,245,927
                                                                                                                -------------
                                                                                                                  110,365,926

-----------------------------------------------------------------------------------------------------------------------------
UTILITIES--7.3%
-----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.3%         Consolidated Electric Power Asia Ltd., ADS                 12,000,000             25,371,724
                                 --------------------------------------------------------------------------------------------
                                 Empresa Nacional de Electricidad SA                           400,000             23,550,482
                                 --------------------------------------------------------------------------------------------
                                 Veba AG                                                       400,000             20,958,981
                                                                                                                -------------
                                                                                                                   69,881,187

-----------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--5.0%        Cia de Telecommunicaciones de Chile SA,
                                   Sponsored ADR(1)                                             16,600              1,603,975
                                 --------------------------------------------------------------------------------------------
                                 CPT Telefonica del Peru SA, Cl. B                          11,599,949             26,203,430
                                 --------------------------------------------------------------------------------------------
                                 PLD Telekom, Inc.(2)                                        1,136,200              8,237,450
                                 --------------------------------------------------------------------------------------------
                                 Portugal Telecom SA                                           777,700             20,005,947
                                 --------------------------------------------------------------------------------------------
                                 PT Telekomunikasi Indonesia, Sponsored ADR(1)                 342,000             10,644,750
                                 --------------------------------------------------------------------------------------------
                                 Telecom Italia SpA(1)                                      13,000,000             28,911,662
                                 --------------------------------------------------------------------------------------------
                                 Telecomunicacoes Brasileiras SA, Preference               732,452,000             57,854,758
                                                                                                               --------------
                                                                                                                  153,461,972
                                                                                                               --------------
                                 Total Common Stocks (Cost $2,431,368,922)                                      2,989,147,450

=============================================================================================================================
PREFERRED STOCKS--0.5%
-----------------------------------------------------------------------------------------------------------------------------
                                 Marschollek, Lautenschlaeger und Partner-VO,
                                 Non-vtg. Preferred Stock (Cost $8,842,223)                    127,000             15,986,730




11  Oppenheimer Global Fund

                                                                                                                 MARKET VALUE
                                                                                                   UNITS         SEE NOTE 1
=============================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.1%
-----------------------------------------------------------------------------------------------------------------------------
                               American Satellite Network, Inc. Wts., Exp. 6/99                       51,750     $         --
                               ----------------------------------------------------------------------------------------------
                               PT Matahari Putra Prima Rts., Exp. 11/96                            3,499,750        2,298,996
                                                                                                                 ------------
                               Total Rights, Warrants and Certificates (Cost $0)                                    2,298,996

                                                                                                 FACE
                                                                                                 AMOUNT
=============================================================================================================================
REPURCHASE AGREEMENT--0.7%
-----------------------------------------------------------------------------------------------------------------------------
                               Repurchase agreement with Zion First National Bank, 5.62%, dated 9/30/96, to be repurchased at $20,303,169 on 10/1/96, collateralized by U.S. Treasury Nts., 5.75%--8.875%,
                               5/15/97--8/15/04, with a value of $20,717,367 (Cost
                               $20,300,000)                                                       $20,300,000      20,300,000

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,460,511,145)                                                       99.0%   3,027,733,176
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                           1.0      29,867,779
                                                                                                   ----------  --------------
NET ASSETS                                                                                             100.0%  $3,057,600,955
                                                                                                   ==========  ==============


                               Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

                               COUNTRY                                                           MARKET VALUE         PERCENT
                               ----------------------------------------------------------------------------------------------
                               United States                                                    $ 822,042,630            27.1%
                               ----------------------------------------------------------------------------------------------
                               Great Britain                                                      361,658,715            11.9
                               ----------------------------------------------------------------------------------------------
                               Germany                                                            309,451,887            10.2
                               ----------------------------------------------------------------------------------------------
                               Japan                                                              244,707,080             8.1
                               ----------------------------------------------------------------------------------------------
                               France                                                             219,812,119             7.3
                               ----------------------------------------------------------------------------------------------
                               Hong Kong                                                          131,195,646             4.3
                               ----------------------------------------------------------------------------------------------
                               The Netherlands                                                    115,279,750             3.8
                               ----------------------------------------------------------------------------------------------
                               Brazil                                                              91,522,366             3.0
                               ----------------------------------------------------------------------------------------------
                               Canada                                                              82,271,348             2.7
                               ----------------------------------------------------------------------------------------------
                               Switzerland                                                         75,599,617             2.5
                               ----------------------------------------------------------------------------------------------
                               Italy                                                               71,209,566             2.4
                               ----------------------------------------------------------------------------------------------
                               Australia                                                           51,506,848             1.7
                               ----------------------------------------------------------------------------------------------
                               Sweden                                                              44,472,529             1.5
                               ----------------------------------------------------------------------------------------------
                               Mexico                                                              43,454,621             1.4
                               ----------------------------------------------------------------------------------------------
                               Argentina                                                           40,690,785             1.3
                               ----------------------------------------------------------------------------------------------
                               Portugal                                                            34,193,108             1.1
                               ----------------------------------------------------------------------------------------------
                               Peru                                                                31,689,680             1.0
                               ----------------------------------------------------------------------------------------------
                               Russia                                                              29,038,509             1.0
                               ----------------------------------------------------------------------------------------------
                               Austria                                                             26,863,399             0.9
                               ----------------------------------------------------------------------------------------------
                               Indonesia                                                           26,186,807             0.9
                               ----------------------------------------------------------------------------------------------
                               Korea, Republic of (South)                                          25,336,848             0.8
                               ----------------------------------------------------------------------------------------------
                               Spain                                                               23,550,482             0.8
                               ----------------------------------------------------------------------------------------------
                               Panama                                                              21,327,500             0.7
                               ----------------------------------------------------------------------------------------------
                               South Africa                                                        18,171,913             0.6
                               ----------------------------------------------------------------------------------------------
                               Thailand                                                            17,144,507             0.6
                               ----------------------------------------------------------------------------------------------
                               China                                                               14,250,000             0.5
                               ----------------------------------------------------------------------------------------------
                               Philippines                                                         12,364,208             0.4
                               ----------------------------------------------------------------------------------------------
                               Malaysia                                                            12,038,584             0.4
                               ----------------------------------------------------------------------------------------------
                               Taiwan                                                              11,561,551             0.4
                               ----------------------------------------------------------------------------------------------
                               India                                                                9,709,900             0.3
                               ----------------------------------------------------------------------------------------------
                               Greece                                                               7,826,698             0.3
                               ----------------------------------------------------------------------------------------------
                               Chile                                                                1,603,975             0.1
                                                                                               --------------          ------
                               Total                                                           $3,027,733,176           100.0%
                                                                                               ==============          ======





12  Oppenheimer Global Fund

1. Loaned security--See Note 7 of Notes to Financial Statements.
2. Non-income producing security.
3. Represents securities sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $17,682,021 or 0.58% of the Fund's net assets, at September 30, 1996.
4. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1996. The aggregate fair value of all securities of affiliated companies as of September 30, 1996 amounted to $44,191,797. Transactions during the period in which the issuer was an affiliate are as follows:

                                          BALANCE SEPTEMBER 30, 1995    GROSS ADDITIONS            GROSS REDUCTIONS
                                          --------------------------  ------------------           --------------------
                                          SHARES       COST           SHARES        COST           SHARES     COST
-----------------------------------------------------------------------------------------------------------------------
Clinica y Maternidad Suizo Argentino           1,800  $6,990,000          --     $6,300,000            --    $      --
-----------------------------------------------------------------------------------------------------------------------
Coflexip SA, Sponsored ADR                   681,000  11,809,866          --            --             --           --
-----------------------------------------------------------------------------------------------------------------------
Industrial Finance Corp.(6)                5,929,999   9,939,527    1,260,100    4,723,154      3,000,000    6,286,924
-----------------------------------------------------------------------------------------------------------------------
International de Ceramica--UB                385,000   2,007,953           --           --        385,000    2,007,953
-----------------------------------------------------------------------------------------------------------------------
LEM Holdings SA                               25,000   5,024,555           --           --             --           --
-----------------------------------------------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. A                376,800   2,120,350           --           --             --           --
-----------------------------------------------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. B                264,900     928,721           --           --             --           --
                                                     -----------                -----------                 ----------
                                                     $38,820,972                $11,023,154                 $8,294,877
                                                     ===========                ===========                 ==========




                                        BALANCE SEPTEMBER 30, 1996
                                        --------------------------   DIVIDEND
                                           SHARES      COST           INCOME
------------------------------------------------------------------------------
Clinica y Maternidad Suizo Argentino            1,800  $13,290,000    $     --
------------------------------------------------------------------------------
Coflexip SA, Sponsored ADR                    681,000   11,809,866          --
------------------------------------------------------------------------------
Industrial Finance Corp.(6)                 4,190,099    8,375,757          --
------------------------------------------------------------------------------
International de Ceramica--UB                      --           --          --
------------------------------------------------------------------------------
LEM Holdings SA                                25,000    5,024,555     235,753
------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. A                 376,800    2,120,350          --
------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. B                 264,900      928,721          --
                                                       -----------    --------
                                                       $41,549,249    $235,753
                                                       ===========    ========

5. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
6. Not an affiliate as of September 30, 1996.
See accompanying Notes to Financial Statements.

13  Oppenheimer Global Fund

Statement of Assets and Liabilities   September 30, 1996

=============================================================================================================================
ASSETS                         Investments, at value--see accompanying statement:
                               Unaffiliated companies (cost $2,427,337,653)                                    $2,983,541,379
                               Affiliated companies (cost $33,173,492)                                             44,191,797
                               ----------------------------------------------------------------------------------------------
                               Cash                                                                                 5,046,698
                               ----------------------------------------------------------------------------------------------
                               Collateral for securities loaned--Note 7                                           230,470,279
                               ----------------------------------------------------------------------------------------------
                               Unrealized appreciation on forward foreign currency exchange contracts--Note 5      16,440,657
                               ----------------------------------------------------------------------------------------------
                               Receivables:
                               Investments sold                                                                    15,197,168
                               Interest and dividends                                                               6,985,490
                               Shares of beneficial interest sold                                                   4,508,578
                               ----------------------------------------------------------------------------------------------
                               Other                                                                                   64,199
                                                                                                               --------------
                               Total assets                                                                     3,306,446,245

=============================================================================================================================
LIABILITIES                    Return of collateral for securities loaned--Note 7                                 230,470,279
                               ----------------------------------------------------------------------------------------------
                               Unrealized depreciation on forward foreign currency exchange contracts--Note 5           4,862
                               ----------------------------------------------------------------------------------------------
                               Payables and other liabilities:
                               Investments purchased                                                               10,444,530
                               Shares of beneficial interest redeemed                                               4,715,946
                               Distribution and service plan fees                                                   1,402,720
                               Transfer and shareholder servicing agent fees                                          278,435
                               Trustees' fees                                                                         274,972
                               Other                                                                                1,253,546
                                                                                                               --------------
                               Total liabilities                                                                  248,845,290

=============================================================================================================================
NET ASSETS                                                                                                     $3,057,600,955
                                                                                                               ==============
=============================================================================================================================
COMPOSITION OF
NET ASSETS
                               Paid-in capital                                                                 $2,357,134,687
                               ----------------------------------------------------------------------------------------------
                               Undistributed net investment income                                                 19,988,584
                               ----------------------------------------------------------------------------------------------
                               Accumulated net realized gain on investments and foreign currency
                               transactions                                                                        95,703,909
                               ----------------------------------------------------------------------------------------------
                               Net unrealized appreciation on investments and translation of assets
                               and liabilities denominated in foreign currencies                                  584,773,775
                                                                                                               --------------
                               Net assets                                                                      $3,057,600,955
                                                                                                               ==============
=============================================================================================================================
NET ASSET VALUE
PER SHARE
                               Class A Shares:
                               Net asset value and redemption price per share (based on net assets of
                               $2,498,748,991 and 64,074,825 shares of beneficial interest
                               outstanding)                                                                            $39.00
                               Maximum offering price per share (net asset value plus sales charge of
                               5.75% of offering price)                                                                $41.38

                               ----------------------------------------------------------------------------------------------
                               Class B Shares:
                               Net asset value, redemption price and offering price per share (based on net assets of $541,225,350 and 14,172,475 shares of beneficial interest
                               outstanding)                                                                            $38.19

                               ----------------------------------------------------------------------------------------------
                               Class C Shares:
                               Net asset value, redemption price and offering price per share (based on
                               net assets of $17,626,614 and 455,146 shares of beneficial interest outstanding)        $38.73

                               See accompanying Notes to Financial Statements.

14  Oppenheimer Global Fund

Statement of Operations   For the Year Ended September 30, 1996

=============================================================================================================================
INVESTMENT INCOME              Interest                                                                           $12,222,133
                               ----------------------------------------------------------------------------------------------
                               Dividends:
                               Unaffiliated companies (net of foreign withholding taxes of $2,646,317)             37,079,276
                               Affiliated companies (net of foreign withholding taxes of $41,604)                     235,753
                                                                                                               --------------
                               Total income                                                                        49,537,162

=============================================================================================================================
EXPENSES                       Management fees--Note 4                                                             19,638,352
                               ----------------------------------------------------------------------------------------------
                               Distribution and service plan fees--Note 4:
                               Class A                                                                              4,149,778
                               Class B                                                                              4,373,990
                               Class C                                                                                 81,790
                               ----------------------------------------------------------------------------------------------
                               Transfer and shareholder servicing agent fees--Note 4                                4,246,782
                               ----------------------------------------------------------------------------------------------
                               Custodian fees and expenses                                                          1,789,474
                               ----------------------------------------------------------------------------------------------
                               Shareholder reports                                                                  1,104,222
                               ----------------------------------------------------------------------------------------------
                               Trustees' fees and expenses--Note 1                                                    174,654
                               ----------------------------------------------------------------------------------------------
                               Registration and filing fees:
                               Class A                                                                                 34,685
                               Class B                                                                                 49,648
                               Class C                                                                                  5,682
                               ----------------------------------------------------------------------------------------------
                               Legal and auditing fees                                                                 85,064
                               ----------------------------------------------------------------------------------------------
                               Insurance expenses                                                                      35,117
                               ----------------------------------------------------------------------------------------------
                               Other                                                                                  249,885
                                                                                                               --------------
                               Total expenses                                                                      36,019,123

=============================================================================================================================
NET INVESTMENT INCOME                                                                                              13,518,039

=============================================================================================================================

REALIZED AND UNREALIZED
GAIN (LOSS)
                               Net realized gain (loss) on:
                               Investments:
                                 Unaffiliated companies                                                           130,775,299
                                 Affiliated companies                                                                 586,139
                               Foreign currency transactions                                                      (5,377,602)
                                                                                                               --------------
                               Net realized gain                                                                  125,983,836

                               ----------------------------------------------------------------------------------------------
                               Net change in unrealized appreciation or depreciation on:
                               Investments                                                                        220,550,346
                               Translation of assets and liabilities denominated in foreign currencies           (26,103,773)
                                                                                                               --------------
                               Net change                                                                         194,446,573
                                                                                                               --------------
                               Net realized and unrealized gain                                                   320,430,409

=============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $333,948,448
                                                                                                               ==============

See accompanying Notes to Financial Statements.

15  Oppenheimer Global Fund

Statements of Changes in Net Assets

                                                                                                 Year Ended September 30,
                                                                                                 1996             1995
=============================================================================================================================
OPERATIONS                     Net investment income                                             $13,518,039      $18,111,834
                               ----------------------------------------------------------------------------------------------
                               Net realized gain                                                 125,983,836      118,657,828
                               ----------------------------------------------------------------------------------------------
                               Net change in unrealized appreciation or depreciation             194,446,573       76,284,116
                                                                                                 -----------      -----------
                               Net increase in net assets resulting from operations              333,948,448      213,053,778

=============================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
                               Dividends from net investment income:
                               Class A                                                          (14,009,023)               --
                               Class B                                                               (3,568)               --
                               Class C                                                               (7,369)               --
                               ----------------------------------------------------------------------------------------------
                               Distributions from net realized gain:
                               Class A                                                         (120,623,278)    (194,601,466)
                               Class B                                                          (20,905,412)     (22,711,659)
                               Class C                                                             (131,770)               --

=============================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
                               Net increase in net assets resulting from beneficial interest transactions--Note 2:
                               Class A                                                           165,278,694      273,668,816
                               Class B                                                           170,668,404      150,133,375
                               Class C                                                            16,731,958               --

=============================================================================================================================
NET ASSETS                     Total increase                                                    530,947,084      419,542,844
                               ----------------------------------------------------------------------------------------------
                               Beginning of period                                             2,526,653,871    2,107,111,027
                                                                                              --------------    -------------
                               End of period (including undistributed net investment
                               income of $19,988,584 and $13,182,028, respectively)           $3,057,600,955   $2,526,653,871
                                                                                              ==============   ==============

See accompanying Notes to Financial Statements.

16  Oppenheimer Global Fund

Financial Highlights

                                        Class A                                          Class B
                                        -------------------------------------------      ------------------------------------

                                        Year Ended September 30,                         Year Ended September 30,
                                        1996     1995      1994      1993      1992      1996      1995       1994    1993(2)
===============================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning
of period                              $36.84   $37.69    $35.04    $30.03    $32.05     $36.16    $37.36     $34.99     $33.33
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)              .23      .31       .17       .26       .17      (.05)       .06        .08        .03
Net realized and unrealized
gain (loss)                              4.22     2.59      6.10      4.99    (1.50)       4.13      2.49       5.83       1.63
Total income (loss) from                 ----     ----      ----      ----    -----        ----      ----       ----       ----
investment operations                    4.45     2.90      6.27      5.25    (1.33)       4.08      2.55       5.91       1.66

-------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                  (.24)       --     (.25)     (.12)     (.11)         --        --      (.18)         --
Distributions from net realized gain   (2.05)   (3.75)    (3.37)     (.12)     (.58)     (2.05)    (3.75)     (3.36)         --
Total dividends and distributions       ----     ----      ----      ----     -----       ----      ----       ----        ----
to shareholders                        (2.29)   (3.75)    (3.62)     (.24)     (.69)     (2.05)    (3.75)     (3.54)         --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $39.00   $36.84    $37.69    $35.04    $30.03     $38.19    $36.16     $37.36     $34.99
                                       ======   ======    ======    ======    ======     ======    ======     ======     ======
===============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)    12.98%    9.26%    19.19%    17.67%   (4.23)%     12.07%     8.34%     18.10%      3.64%

===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in millions)                          $2,499   $2,186    $1,921    $1,389    $1,215       $541      $340       $187         $6
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)       $2,309   $1,979    $1,711    $1,213    $1,194       $438      $258      $  88         $3
-------------------------------------------------------------------------------------------------------------------------------
Amount of debt outstanding at end
of period (in thousands)                  N/A      N/A       N/A       N/A   $60,000        N/A       N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------
Average amount of debt outstanding
throughout each period
(in thousands)                            N/A      N/A       N/A   $18,247   $60,000        N/A       N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------
Average number of shares outstanding
throughout each period
(in thousands)                            N/A      N/A       N/A    39,853    37,435        N/A       N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------
Average amount of debt per share
outstanding throughout each period        N/A      N/A       N/A     $0.46     $1.60        N/A       N/A        N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)            0.62%    0.90%     0.38%     0.84%     0.55%    (0.17)%     0.09%    (0.30)%   1.52%(4)
Expenses                                1.17%    1.20%     1.15%     1.18%     1.36%      2.00%     2.03%      2.08%   2.40%(4)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)             102.9%    84.4%     78.3%     86.9%     18.0%     102.9%     84.4%      78.3%      86.9%
Average brokerage
commission rate(6)                   $0.0071       --        --        --        --    $0.0071        --         --         --


                                                  Class C
                                                  -------
                                                  Period
                                                  Ended
                                                  Sept. 30,
                                                  1996(1)
==========================================================
PER SHARE OPERATING DATA:
Net asset value, beginning
of period                                           $36.67
----------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .09
Net realized and unrealized
gain (loss)                                           4.13
Total income (loss) from                              ----
investment operations                                 4.22

----------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                                (.11)
Distributions from net realized gain                 (2.05)
Total dividends and distributions                   ------
to shareholders                                      (2.16)
----------------------------------------------------------
Net asset value, end of period                      $38.73
                                                    ======
==========================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                 12.34%

==========================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in millions)                                          $18
----------------------------------------------------------
Average net assets (in millions)                        $8
----------------------------------------------------------
Amount of debt outstanding at end
of period (in thousands)                               N/A
----------------------------------------------------------
Average amount of debt outstanding
throughout each period
(in thousands)                                         N/A
----------------------------------------------------------
Average number of shares outstanding
throughout each period
(in thousands)                                         N/A
----------------------------------------------------------
Average amount of debt per share
outstanding throughout each period                     N/A
----------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                          0.04%(4)
Expenses                                              1.99%(4)
----------------------------------------------------------
Portfolio turnover rate(5)                          102.9%
Average brokerage
commission rate(6)                                $0.0071


1. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
2. For the period from August 17, 1993 (inception of offering) to September 30, 1993.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $2,961,733,794 and $2,678,446,475, respectively.
6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

17  Oppenheimer Global Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
           Oppenheimer Global Fund (the Fund) is registered under the
           Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund invests primarily in common stocks of U.S. and foreign companies. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class.
           Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
           ---------------------------------------------------------------------
           INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.
           ---------------------------------------------------------------------
           FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                     The effect of changes in foreign currency exchange rates
           on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
           ---------------------------------------------------------------------
           REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102%
           of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
           ---------------------------------------------------------------------
           ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
           ---------------------------------------------------------------------
           FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
           ---------------------------------------------------------------------
           TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1996, a provision of $101,127 was made for the Fund's projected benefit obligations and payments of $7,479 were made to retired trustees, resulting in an accumulated liability of $262,675 at September 30, 1996.
           ---------------------------------------------------------------------
           DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

18  Oppenheimer Global Fund

1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)
           CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                     During the year ended September 30, 1996, the Fund
           adjusted the classification of distributions to shareholders to reflect the differences between the financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in undistributed net investment income and an increase in accumulated net realized gain on investments of $367,527. In addition, to properly reflect foreign currency gain in the components of capital, $7,676,004 of foreign exchange gain determined according to U.S. federal income tax rules has been reclassified from net realized gain to net investment income.
           ---------------------------------------------------------------------
           OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
2. SHARES OF
   BENEFICIAL INTEREST
           The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                 Year Ended September 30, 1996(1)    Year Ended September 30, 1995
                                                 --------------------------------    ------------------------------
                                                      Shares          Amount            Shares            Amount
-------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                                 13,445,573     $494,129,386       14,970,471      $515,346,870
Dividends and distributions reinvested                3,791,424      129,022,228        5,837,688       185,638,506
Redeemed                                            (12,511,334)    (457,872,920)     (12,413,877)     (427,316,560)
                                                    -----------     ------------      -----------      ------------
Net increase                                          4,725,663     $165,278,694        8,394,282      $273,668,816
                                                    ===========     ============      ===========      ============

-------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                  6,760,563     $244,252,699        5,628,673      $192,633,540
Dividends and distributions reinvested                  596,683       20,012,734          687,798        21,610,609
Redeemed                                            (2,599,758)     (93,597,029)      (1,894,767)      (64,110,774)
                                                    -----------     ------------      -----------      ------------
Net increase                                          4,757,488     $170,668,404        4,421,704      $150,133,375
                                                    ===========     ============      ===========      ============

-------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                                    549,240      $20,205,091               --      $         --
Dividends and distributions reinvested                    4,029          137,151               --                --
Redeemed                                               (98,123)      (3,610,284)               --                --
                                                    -----------     ------------      -----------      ------------
Net increase                                            455,146      $16,731,958               --      $         --
                                                    ===========     ============      ===========      ============

           1. For the year ended September 30, 1996 for Class A and Class B shares, and for the period from October 2, 1995 (inception of offering) to September 30, 1996 for Class C shares.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS
           At September 30, 1996, net unrealized appreciation on investments of $567,222,031 was composed of gross appreciation of $597,401,994, and gross depreciation of $30,179,963.


19  Oppenheimer Global Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
                Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% on the first $250 million of net assets, 0.77%
                on the next $250 million, 0.75% on the next $500 million, 0.69% on the next $1 billion and 0.67% on net assets in excess of $2 billion. The Manager has voluntarily agreed to reduce the management fee to which it is entitled under the Agreement to 0.65% on net assets in excess of $3.5 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                     For the year ended September 30, 1996, commissions (sales
                charges paid by investors) on sales of Class A shares totaled $5,830,983, of which $1,861,170 was retained by
                OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $6,952,591 and $156,720, of which $413,273 and $2,797, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1996, OFDI received contingent deferred sales charges of $743,491 and $6,445, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                     OppenheimerFunds Services (OFS), a division of the
                Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                     The Fund has adopted a Service Plan for Class A shares to
                reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $252,591 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                     The Fund has adopted a reimbursement type Distribution and
                Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended September 30, 1996, OFDI paid $53,520 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $3,701,675 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $16,226,094 for Class B.

                     The Fund has adopted a compensation type Distribution and
                Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year September 30, 1996, OFDI retained $75,623 as compensation for Class C sales commissions and service fee advances, as well as financing costs. As of September 30, 1996, OFDI had incurred unreimbursed expenses of $200,447 for Class C.

20  Oppenheimer Global Fund

================================================================================
5. FORWARD CONTRACTS
                A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                     The Fund uses forward contracts to seek to manage foreign
                currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                     Forward contracts are valued based on the closing prices
                of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                     Securities held in segregated accounts to cover net
                exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                     Risks include the potential inability of the counterparty
                to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                At September 30, 1996, the Fund had outstanding forward contracts to purchase and sell currencies as follows:

                                                                CONTRACT AMOUNT  VALUATION AS OF  UNREALIZED    UNREALIZED
CONTRACTS TO PURCHASE                          EXCHANGE DATE    (000S)           SEPT. 30, 1996   APPRECIATION  DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------
German Deutsche Mark (DEM)                      10/1/96--10/2/96      5,025 DEM     $3,294,412    $      --           $4,862
                                                                                    ==========    ---------           ------
CONTRACTS TO SELL
----------------------------------------------------------------------------------------------------------------------------
Swiss Franc (CHF)                               10/8/96             114,690 CHF    $91,561,452    $8,438,548          $   --
----------------------------------------------------------------------------------------------------------------------------
Italian Lira (ITL)                              10/1/96           2,250,167 ITL      1,478,379         5,313              --
----------------------------------------------------------------------------------------------------------------------------
German Deutsche Mark (DEM)                      10/1/96--1/8/97     149,342 DEM     98,494,144     5,431,912              --
----------------------------------------------------------------------------------------------------------------------------
Indonesian Rupiah (IDR)                         10/1/96--10/2/96    393,913 IDR        169,680            35              --
----------------------------------------------------------------------------------------------------------------------------
Japanese Yen (JPY)                              10/7/96          15,382,499 JPY    138,205,862     2,564,849              --
                                                                                  ------------   -----------         -------
                                                                                  $329,909,517    16,440,657              --
                                                                                  ============   ===========         -------
Total Unrealized Appreciation and Depreciation                                                   $16,440,657          $4,862
                                                                                                 ===========         =======

6. ILLIQUID AND
   RESTRICTED SECURITIES
                At September 30, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1996 was $88,287,890, which represents 2.89% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                                                                      VALUATION PER UNIT AS
SECURITY                                                  ACQUISITION DATE    COST PER UNIT           OF SEPT. 30, 1996
---------------------------------------------------------------------------------------------------------------------------
Quintiles Transnational Corp.                                 8/2/93       $       8.64                $    65.93
---------------------------------------------------------------------------------------------------------------------------
Clinica y Maternidad Suizo Argentino                          5/16/94          7,383.33                  8,883.03

                Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

21  Oppenheimer Global Fund

7. SECURITIES LOANED
                The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Fund receives 60% of the annual net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in money market instruments approved by the Manager. As of September 30, 1996, the Fund had on loan securities valued at $223,463,921. Cash of $187,481,049 was received as collateral for the loans, and has been invested in the approved instruments identified below. U.S. Treasury Bills, Notes and Bonds valued at $42,989,230 were also received as collateral. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

                                                                                                        VALUATION AS OF
                SECURITY                                                                                SEPTEMBER 30, 1996
                ----------------------------------------------------------------------------------------------------------
                Repurchase agreement with CS First Boston Corp., 5.975%, dated 9/30/96 and maturing
                12/31/96, collateralized by Federal Home Loan Mortgage Corp., 7%--9.50%,
                5/15/17--7/1/26, with a value of $117,360,046, and by Federal National Mortgage Assn.,
                0%, 6/1/23, with a value of $46,110,000                                                       $160,470,046
                ----------------------------------------------------------------------------------------------------------
                Repurchase agreement with Goldman, Sachs & Co., 5.75%, dated 9/30/96 and maturing
                10/1/96, collateralized by Federal Mortgage Acceptance Corp., 7.31%, 8/7/01, with a value of $10,068,530, and by Federal Home Loan Bank, 5.60%, 7/24/97, with a value of
                $10,001,710, and by Federal National Mortgage Assn., 7.15%, 6/26/01, with a value of
                $6,940,763                                                                                      27,011,003
                ----------------------------------------------------------------------------------------------------------
                U.S. Treasury Bills, 1/2/97--5/29/97                                                             1,083,519
                ----------------------------------------------------------------------------------------------------------
                U.S. Treasury Nts., 5.125%--8.50%, 11/30/97--3/31/00                                            25,925,761
                ----------------------------------------------------------------------------------------------------------
                U.S. Treasury Bonds, 6.25%, 8/15/23                                                             15,979,950
                                                                                                              ------------
                                                                                                              $230,470,279
                                                                                                              ============

22  Oppenheimer Global Fund

INDEPENDENT AUDITORS' REPORT

================================================================================

                The Board of Trustees and Shareholders of Oppenheimer Global
                Fund:

                We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Global Fund as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                      We conducted our audits in accordance with generally
                accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and financial
                highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with generally accepted accounting principles.



                KPMG Peat Marwick LLP

                Denver, Colorado
                October 21, 1996

23  Oppenheimer Global Fund

FEDERAL INCOME TAX INFORMATION   (UNAUDITED)

================================================================================

                In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                      Distributions of $2.2892, $2.051 and $2.1657 per share
                were paid to Class A, Class B and Class C shareholders, respectively, on December 19, 1995, of which $2.051 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

                      Dividends paid by the Fund during the fiscal year ended
                September 30, 1996 which are not designated as capital gain distributions should be multiplied by 17.73% to arrive at the net amount eligible for the corporate dividend-received deduction.

                      The Fund has elected the application of Section 853 of
                the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $2,687,921 of foreign income taxes paid by the Fund during the fiscal year ended September 30, 1996. A separate notice will be mailed to each shareholder in January of 1997, which will reflect the proportionate share of such foreign taxes (as well as the dividend expected to be paid by the Fund in December of 1996) which must be treated by shareholders as gross income for federal income tax purposes.

                      The foregoing information is presented to assist
                shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

 24  Oppenheimer Global Fund

OPPENHEIMER GLOBAL FUND

================================================================================
OFFICERS AND TRUSTEES     Leon Levy, Chairman of the Board of Trustees
                          Donald W. Spiro, Vice Chairman of the Board of
                           Trustees
                          Bridget A. Macaskill, Trustee and President
                          Robert G. Galli, Trustee
                          Benjamin Lipstein, Trustee
                          Elizabeth B. Moynihan, Trustee
                          Kenneth A. Randall, Trustee
                          Edward V. Regan, Trustee
                          Russell S. Reynolds, Jr., Trustee
                          Sidney M. Robbins, Trustee
                          Pauline Trigere, Trustee
                          Clayton K. Yeutter, Trustee
                          William L. Wilby, Vice President
                          George C. Bowen, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Andrew J. Donohue, Secretary
                          Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER        OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF              The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS      KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL             Gordon Altman Butowsky Weitzen Shalov & Wein

                          This is a copy of a report to shareholders of Oppenheimer Global Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Fund. For material information concerning the Fund, see the Prospectus.

                          Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



25  Oppenheimer Global Fund

OPPENHEIMERFUNDS FAMILY

================================================================================

                          OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                               When you invest with OppenheimerFunds, you can
                          feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $55 billion under OppenheimerFunds' management and that of our affiliates.

                               At OppenheimerFunds we don't charge a fee to
                          exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

===========================================================================================================
STOCK FUNDS               Global Emerging Growth Fund                       Growth Fund
                          Enterprise Fund(2)                                Global Fund
                          International Growth Fund                         Quest Global Value Fund
                          Discovery Fund                                    Disciplined Value Fund
                          Quest Small Cap Value Fund                        Oppenheimer Fund
                          Gold & Special Minerals Fund                      Value Stock Fund
                          Target Fund                                       Quest Value Fund

===========================================================================================================
STOCK & BOND FUNDS        Main Street Income & Growth Fund                  Equity Income Fund
                          Quest Opportunity Value Fund                      Disciplined Allocation Fund
                          Total Return Fund                                 Asset Allocation Fund
                          Quest Growth & Income Value Fund                  Strategic Income & Growth Fund
                          Global Growth & Income Fund                       Bond Fund for Growth

===========================================================================================================
BOND FUNDS                International Bond Fund                           Bond Fund
                          High Yield Fund                                   U.S. Government Trust
                          Champion Income Fund                              Limited-Term Government Fund
                          Strategic Income Fund

===========================================================================================================
MUNICIPAL FUNDS           California Municipal Fund(3)                      Insured Municipal Fund
                          Florida Municipal Fund(3)                         Intermediate Municipal Fund
                          New Jersey Municipal Fund(3)
                          New York Municipal Fund(3)                        Rochester Division
                          Pennsylvania Municipal Fund(3)                    Rochester Fund Municipals
                          Municipal Bond Fund                               Limited Term New York Municipal Fund

===========================================================================================================
Money Market Funds(4)     Money Market Fund                                 Cash Reserves

===========================================================================================================
LIFESPAN                  Growth Fund                                       Income Fund
                          Balanced Fund

1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.
2. Effective 4/1/96, the Fund is closed to new investors.
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

26  Oppenheimer Global Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457


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24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
Information Hotline
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0330.001.0996       November 30, 1996

[PHOTO]
Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

         And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

         When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

         For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

         You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

         So call us today--we're here to help.

[OPPENHEIMER LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
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